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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 22, 2004


                                BBMF CORPORATION
             (Exact name of registrant as specified in its charter)

             NEVADA                       0-27989                88-0286466
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                 Room 4302, 43rd Floor, China Resources Building
                    26 Harbour Road, Wan Chai, Hong Kong SAR
             (Address of principal executive offices, with zip code)

                                 +852 2116 8509
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.03  AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
           FISCAL YEAR

         Effective September 22, 2004, at a special meeting of the Board of Directors of BBMF Corporation, a Nevada corporation (the "Company"), the Board of Directors effectively repealed the Company's bylaws previously in effect and adopted amended and restated bylaws in its place.

         The Company's Amended and Restated Bylaws is attached hereto as
Exhibit 99.1

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibit. The following exhibit is being furnished with this Current Report on Form 8-K:

         99.1  Amended and Restated Bylaws of the Company



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BBMF CORPORATION
                                    (Registrant)



Date:  September 27, 2004           By:            /s/ Antony Ren Haw Ip
                                              -------------------------------
                                             Antony Ren Haw Ip
                                             President